UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (760) 444-5297

Date of fiscal year end: December 31, 2020

Date of reporting period: January 1, 2020 – June 30, 2020

Item 1. Reports to Shareholders.

Semi-Annual Report

June 30, 2020

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of Sprott Focus Trust’s (“the Fund”) semi-annual and annual financial reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on www.sprottfocustrust.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor and your shares are held with our transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to “Communication Preferences”. You may also call Computershare at 1.800.426.5523.

You may elect to receive all future reports in paper form at no cost to you. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call Computershare at 1.800.426.5523. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

Performance

NAV Average Annual Total Returns

As of June 30, 2020 (%)

Fund	YTD[1]	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	(12.67)	(0.74)	2.28	4.26	7.18	6.46	8.93	8.65	11/1/96	[2]

INDEX
Russell 3000 TR3	(3.48)	6.53	10.04	10.03	13.72	8.78	6.15	8.55
[1]	Not Annualized, cumulative Year-to-Date.
[2]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[3]

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2020 Semi-Annual Report to Stockholders |  1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

DEAR FELLOW SHAREHOLDERS,

We are only halfway through 2020 and what an extraordinary year it has been. As the year began, we had expected increased volatility given the highly charged domestic and international politics in a U.S. presidential election year. Trade wars, slowing economic growth and impeachment proceedings were all on our radar screen in those early days. No one predicted that the global economy would succumb to a virulent pandemic in March. The political rhetoric and responses spread even faster than COVID-19, setting off a global margin call and a sudden severe bear market. As the market was making its historic crash, the Federal Reserve unleashed a flood of liquidity ($3 trillion and counting) followed by Congress passing massive fiscal support (also measured in trillions of dollars). This unleashed a new bull market that dominated the second quarter.

Through this turmoil, Sprott Focus Trust (FUND), based on net asset value (NAV) fell 28.74% in Q1, rebounded 22.56% in Q2 and ended -12.67% for the six months ended June 30, 2020. Based on market price, FUND was down 19.84% in the first half of the year, compared to a decline of 3.48% for the Russell 3000 Total Return Index, our benchmark index.

FUND’s relative underperformance occurred in the first two months of the year, prior to the start of the COVID-induced bear market. 2019 was an excellent year for FUND’s portfolio and we started 2020 by giving back some of our late 2019 advantage. We were in the process of building FUND’s cash position before the market peaked and had deployed it all during March. More recently, we have been net sellers into the spectacular recovery. We don’t recall such rapid changes in valuations and corporate fundamentals. Unfortunately, most of the pre-COVID-19 trends remain in place and these favor mega-cap growth stocks. The current environment is dominated by the need for liquidity with fundamental sorting still on hold. While we did outperform the Russell 3000 Total Return Index in 2020’s second quarter (22.56% versus 22.03%), we are just starting to see the benefits of the portfolio’s positioning in strong balance sheet companies with brightening prospects in a new and rapidly changing economic environment.

In the past year, we have written about the potential arrival of MMT or Modern Monetary Theory. It has now arrived and more dramatically than anyone could have envisioned. The notion that a country can have the ability to print its own currency in unlimited quantities to support its society is now our new reality. The U.S.’s monetary and fiscal responses to the severe COVID-19 lockdowns appear to have been the tipping point. The problem is that every country outside the U.S. would like to use our populace’s tool, but most of the global financial system is tied to the U.S. dollar.

While the Federal Reserve has recently provided massive supplies of U.S. dollars to our allies in the short term, other less-friendly economies have been forced to find an alternative. The U.S.-dollar-based global financial system that has been in place since 1971 is starting to break down. For most of the last 50 years, we have supported global growth by running increasingly large trade and fiscal deficits. We have allowed other countries to build their economies on the back of U.S. consumers buying their cheaper goods and services; in return, these countries would invest a good portion of their profits in our Treasury bonds and bills to help finance our deficits. That relationship began to change after the 2008-2009 global financial crisis. Our trading partners started to find other investments for their profits, gold being one of the most favored. The breakdown of this system first resulted in the trade tensions which have been such a prominent feature of the Trump administration. The more recent, less noticeable outcome has shown up in diminished foreign appetite for our debt issuance. We are increasingly financing our own deficits, with one arm of the government (the Federal Reserve) buying from the other (the U.S. Department of the Treasury). The move to a new global financial system is well underway and it is unlikely to feature the U.S. dollar so prominently.

Activity

While the swift market decline in March created many opportunities to add to FUND’s existing positions in high-quality companies at attractive prices, our search for new ideas did not bear much fruit. We initiated only one new position, Garmin — which was later sold, following its quick recovery — during the six months. Shares in Garmin, a leading producer of Global Positioning System (GPS) enabled products, fell nearly 40% from their high in February to an attractive level for an R&D (research and development) position. Regrettably, Garmin’s shares recovered almost as quickly. The only other “new” position added to FUND was gained by receiving shares in Kirkland Lake Gold from its acquisition of Detour Gold, which we held at year-end. We like the reconstituted collection of assets at Kirkland Lake Gold and favor its net cash balance sheet and prodigious free cash flow generation.

We liquidated five positions in the first half of 2020. Apple has been a longstanding and very profitable position in FUND’s portfolio but following its seven-fold increase since mid-2011 — which has generated annualized returns of 25% since then and through year-end 2019 — we believe that much of Apple’s exceptional business performance and prospects are now factored into its share price and valuation. Our approach to investing is from the perspective of a buyer of the entire business, which means that at a certain valuation

2 | 2020 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

for every company, we are happy to sell to less discerning buyers. With algorithms increasingly driving investment decisions and passively managed index funds weighted toward the largest companies, Apple’s valuation has expanded beyond our estimate of fair value. Amgen was sold as it, too, performed in accordance with expectations after generating significant profits for FUND. Two small positions in Birchcliff Energy and Stelco Holdings were sold at a loss amid the COVID market downdraft, but not before their indebted balance sheets illustrated the negative effect that debt can have on highly cyclical businesses. Finally, Pretium Resources was sold from our basket of precious metals miners in favor of other more attractive gold miners.

Top Contributions to Performance

Year-to-date through 6/30/2020 (%)1

Barrick Gold Corporation	1.28
Kirkland Lake Gold Ltd.	0.96
Thor Industries, Inc.	0.89
Seabridge Gold Inc.	0.74
Pan American Silver Corp.	0.62
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 6/30/2020 (%)1

Pason Systems Inc.	-2.72
Helmerich & Payne, Inc.	-2.45
Kennedy-Wilson Holdings, Inc.	-1.99
Western Digital Corporation	-1.26
The Buckle, Inc.	-1.17
[1]	Net of dividends

Figure 1

Figure 1 lists our top five performance contributors and detractors in the first half of 2020. Unsurprisingly, the list of top contributors is dominated by our basket of precious metals producers. Four of the five largest contributors were gold and silver miners including Barrick Gold, Kirkland Lake Gold, Seabridge Gold and Pan American Silver Corp. Together, these four contributed 3.61% to FUND’s performance during the period, serving their role as a ballast amidst the tumult in equity markets. Thor Industries ranked third among the top five winners following increased demand for recreational vehicles (RVs) as restless consumers escaped the confines of home in search of new and safe modes of travel and lodging during the pandemic. While the portfolio benefited from having very little exposure to the decimated consumer discretionary sector, Thor Industries saw increased demand for its products because of COVID.

The five largest detractors from performance were Pason Systems, Helmerich & Payne, Kennedy-Wilson Holdings, Western Digital and The Buckle. Both Pason Systems and Helmerich & Payne serve the oil and gas industry, which suffered from the rare coincidence of both supply and demand shocks during the period. Oil prices plummeted after Saudi Arabia and Russia cut prices and boosted production in an apparent war for market share. Demand for crude oil and petroleum-based fuels fell sharply around the world because of the COVID-19 pandemic, taking oil prices lower still. Although crude oil demand and prices have rebounded somewhat as the world reawakened, demand for the drilling services and technology that Pason Systems and Helmerich & Payne provide will likely take some time to recover. Both companies’ leading competitive positions in the industry and cash-rich balance sheets should enable each to emerge from this downturn stronger. Kennedy-Wilson is a real estate investment management company with a long history of opportunistic and contrarian-driven success. While the company’s shares have fallen due to near-term expectations for lower net operating income (NOI) and demand for office space, management recently raised $2 billion with esteemed joint venture partner Fairfax Financial to pursue first mortgage loans secured by high-quality real estate. When the going gets tough, Kennedy-Wilson gets busy in its pursuit of long-term value creation. Western Digital eliminated its dividend during the period under review to accelerate debt reduction stemming from its 2016 acquisition of Sandisk. Shares in The Buckle, the only retailer in the portfolio, declined along with other brick-and-mortar focused retailers as stay-at-home orders hurt retail sales (-43% versus Q1 2019) and its online business was too small to offset the decline (approximately 15% of total sales).

Positioning

FUND at mid-year had 38 equity positions and a cash position of 7.3%. Cash will always be a by-product of the opportunity set we perceive in the markets and had grown to approximately 10% in the weeks before the markets fell in February and March. The rapid pace of declines in FUND’s portfolio holdings opened a very narrow and attractive window to redeploy that cash, FUND was nearly fully invested again by late March. Following the snap-back in markets, we are once again allowing cash to build as we pare back on positions into recent strength. As shown in Figure 2, Materials (28.0% of the portfolio) continues to be our largest sector, dominated by our appreciating exposure to precious metals producers. We are quite fortunate to benefit from the internal expertise of Sprott’s various teams of precious metals experts. While gold has been characterized as a “barbarous relic” from a by-gone era of physical money in the current age of digital bitcoins and fiat currencies, it continues to stand the test of time in protecting wealth for thousands of years. Our worries about the impact from global central banks’ issuance of trillions of dollars in COVID relief are somewhat allayed by the degree of financial protection such exposure to gold should provide FUND shareholders. We are hoping for the best while being prepared for the worst.

Eight of the portfolio’s top ten positions remain consistent from year-end 2019, with the addition of two asset managers (Artisan Partners and Federated Hermes) replacing Pason Systems and Cirrus Logic (which was pared back after significant appreciation earlier in the year). Although the portfolio is slightly more concentrated than at year-end 2019, with 38 equity positions compared to 43, the capital committed to the top ten is virtually unchanged at 40.5%.

2020 Semi-Annual Report to Stockholders | 3

MANAGER’S DISCUSSION

Portfolio Sector Breakdown

(% of Net Assets)

Materials	28.0
Financial Services	19.5
Energy	10.2
Real Estate	7.8
Information Technology	7.5
Cash & Cash Equivalents	7.3
Consumer Staples	7.2
Consumer Discretionary	4.8
Health Care	4.2
Industrials	3.5

Top 10 Positions

(% of Net Assets)

Westlake Chemical Corporation	4.5
Artisan Partners Asset Management, Inc.	4.5
Kennedy-Wilson Holdings, Inc.	4.4
Western Digital Corporation	4.3
Biogen Inc.	4.2
Berkshire Hathaway Inc.	4.0
Franklin Resources, Inc.	3.9
Reliance Steel & Aluminum Co.	3.8
Federated Hermes, Inc.	3.5
Helmerich & Payne, Inc.	3.5

Figure 2

Portfolio Diagnostics

Fund Net Assets	$202 million
Number of Holdings	38
2020 Semi-Annual Turnover Rate	20%
Net Asset Value	$6.93
Market Price	$5.90
Average Market Capitalization[1]	$3,300 million
Weighted Average P/E Ratio[2,3]	13.1x
Weighted Average P/B Ratio[2]	1.5x
Weighted Average Yield	3.25%
Weighted Average ROIC	17.80%
Weighted Average Leverage Ratio	2.2x
Holdings ≥75% of Total Investments	25
U.S. Investments (% of Net Assets)	70.9%
Non-U.S. Investments (% of Net Assets)	29.1%

Figure 3

[1]

Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]

Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Outlook

We have discussed in the past how our current President or “Commander in Tweet” approaches serious issues. Take a problem, blow it up into a crisis and then work on a solution. Some might find some merit to this approach as opposed to the practice of “can kicking” that had become the political norm. Now we have the global pandemic of COVID-19, an economic shutdown and policy responses that neither Bernie Sanders nor Elizabeth Warren could have dreamed of accomplishing with two terms in office. We have clearly reached the fiscal tipping point and the pace of change has accelerated. The way we conduct business, educate ourselves and our children and socialize, has all changed profoundly this year. While the liquidity crisis has come and gone, the sorting process has just begun. For us, it is pointless to predict how the recovery will play out or what shape it will take. Instead, we spend our time researching what businesses will survive or even thrive in this new world and which have become permanent value traps.

The current conditions are reminiscent of the late 1960s and early 1970s. As a country, we have clearly made more promises than we can keep. We have spent beyond our means. We have crowded our investments into a small group of behemoth technology companies (remember the Nifty 50). Our fear is that the world post-COVID-19 will feature a period of stagflation. As bad as it sounds, there will be opportunities, just like there were in the 1970s, to protect and compound wealth. We will continue to favor hard assets themes in FUND’s portfolio. We will also maintain a higher cash level to avail ourselves of the inevitable opportunities that will present themselves. After 40 years of experience in this business, I trust that the next few months will reveal whether that is an asset or a handicap. With FUND currently trading at roughly a 15% discount and value strategies badly lagging growth, the market seems skeptical. We, on the other hand, remain optimistic, but we do not intend to manage a value trap. With the help of our talented Board, we will continue to pursue the best outcome for all shareholders.

Finally, I would like to thank Matt Haynes who penned a good portion of this letter and continues to provide valuable research support to FUND. Also, I would like to acknowledge the incredible teamwork and seamless execution of all the other Sprott employees who contribute to the FUND effort through these challenging times. As always, many thanks to our fellow shareholders for your support.

Sincerely,

W. Whitney George

4 | 2020 Semi-Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE: FUND NAV: XFUNX

Average Annual Total Return (%) Through 6/30/2020

	JAN-JUN 2020*	1 YR	3 YR	5 YR	10 YR	15 YR	20 YR	SINCE INCEPTION (11/1/96)[1]
FUND (NAV)	(12.67)	(0.74)	2.28	4.26	7.18	6.46	8.93	8.65

*	Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

Since inception through 6/30/2020

On a monthly rolling basis, the Fund outperformed the Russell 3000 TR in 58% of all 10-year periods; 56% of all 5-year periods; 49% of all 3-year and 1-year periods.

*	Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

Description	1 MO	QTD	YTD	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION
Sprott Focus Trust (MKT TR)	2.56	19.25	(16.16)	(5.47)	3.34	21.91	95.77	127.43	475.59	632.35
Sprott Focus Trust (MKT Price)	0.68	17.06	(19.84)	(12.46)	(19.95)	(16.67)	2.79	(30.99)	20.25	34.86

[1]

Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

[2]

Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.

[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Calendar Year Total Returns (%)
YEAR	FUND (NAV)
2019	32.7
2018	-17.0
2017	18.5
2016	24.8
2015	-11.1
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2020 to date.

2020 Semi-Annual Report to Stockholders | 5

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.145		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Year-to-date distribution total $0.23		5.078	285	44,998	38,310
6/30/2020		$7,044		6,493

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

6 | 2020 Semi-Annual Report to Stockholders

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170, College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

2020 Semi-Annual Report to Stockholders | 7

Sprott Focus Trust	June 30, 2020 (unaudited)

Schedule of Investments
Common Stocks – 92.7%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 4.8%
AUTO COMPONENTS – 1.3%
Gentex Corp.	100,000	$2,577,000

AUTOMOBILES – 1.3%
Thor Industries, Inc.[1]	25,000	2,663,250

SPECIALTY RETAIL – 2.2%
Buckle, Inc. (The)[1]	280,000	4,390,400
Total (Cost $7,152,848)		9,630,650

CONSUMER STAPLES – 7.2%
FOOD PRODUCTS – 7.2%
Cal-Maine Foods, Inc.[1,2]	130,000	5,782,400
Industrias Bachoco SAB de CV	70,000	2,461,900
Sanderson Farms, Inc.	55,000	6,373,950

		14,618,250
Total (Cost $13,190,057)		14,618,250

ENERGY – 10.3%
ENERGY EQUIPMENT & SERVICES – 7.4%
Helmerich & Payne, Inc.	360,000	7,023,600
Pason Systems, Inc.	1,250,000	6,831,909
Smart Sand, Inc.[1,2]	1,000,000	1,050,000

		14,905,509

OIL, GAS & CONSUMABLE FUELS – 2.9%
Exxon Mobil Corp.	130,000	5,813,600
Total (Cost $39,357,061)		20,719,109

FINANCIALS – 19.5%
CAPITAL MARKETS – 15.5%
Artisan Partners Asset Management, Inc.	280,000	9,100,000
Ashmore Group plc[1]	600,000	3,096,961
Federated Hermes, Inc.	300,000	7,110,000
Franklin Resources, Inc.[1]	380,000	7,968,600
Value Partners Group Ltd.	8,000,000	4,089,058

		31,364,619

DIVERSIFIED FINANCIAL SERVICES – 4.0%
Berkshire Hathaway, Inc.[2]	45,000	8,032,950
Total (Cost $41,509,787)		39,397,569

HEALTH CARE – 4.2%
BIOTECHNOLOGY – 4.2%
Biogen, Inc.[2]	32,000	8,561,600
Total (Cost $7,264,387)		8,561,600

INDUSTRIALS – 3.5%
CONSTRUCTION & ENGINEERING – 2.3%
Arcosa, Inc.	110,000	4,642,000

MARINE – 1.2%
Clarkson plc	90,000	2,509,616
Total (Cost $5,873,442)		7,151,616

INFORMATION TECHNOLOGY – 7.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.3%
Cirrus Logic, Inc.[2]	55,000	3,397,900
Lam Research Corp.	10,000	3,234,600

		6,632,500

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 4.2%
Western Digital Corp.	195,000	8,609,250
Total (Cost $10,423,522)		15,241,750

Schedule of Investments

	SHARES	VALUE

MATERIALS – 28.0%
CHEMICALS – 4.5%
Westlake Chemical Corp.	170,000	$9,120,500

METALS & MINING – 23.5%
Agnico Eagle Mines Ltd.	50,000	3,203,000
Barrick Gold Corp.	190,000	5,118,600
Centamin plc	1,500,000	3,413,650
Fresnillo plc	280,000	2,916,326
Gemfields Group Ltd.[1,2]	16,799,875	1,537,227
Hochschild Mining plc	2,000,000	4,809,004
Kirkland Lake Gold Ltd.[1]	140,000	5,773,600
MAG Silver Corp.[1,2]	140,000	1,974,000
Major Drilling Group International, Inc.[2]	1,000,000	3,159,988
Pan American Silver Corp.[1]	130,000	3,950,700
Reliance Steel & Aluminum Co.	80,000	7,594,400
Seabridge Gold, Inc.[1,2]	235,000	4,121,900

		47,572,395
Total (Cost $43,786,154)		56,692,895

REAL ESTATE – 7.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT – 7.7%
FRP Holdings, Inc.[2]	90,000	3,652,200
Kennedy-Wilson Holdings, Inc.	580,000	8,827,600
Marcus & Millichap, Inc.[2]	110,000	3,174,600

		15,654,400
Total (Cost $13,707,382)		15,654,400

TOTAL COMMON STOCKS
(Cost $182,264,640)		187,667,839

REPURCHASE AGREEMENT – 7.4%
Fixed Income Clearing Corporation, 0.0% dated 06/30/20, due 07/01/20, maturity value $14,942,000 (collateralized by obligations of a U.S. Treasury Note, 2.125% due 11/30/24, valued at $15,240,862)		14,942,000
Total (Cost $14,942,000)		14,942,000

SECURITIES LENDING COLLATERAL – 3.7%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	7,499,701	7,499,701
Total (Cost $7,499,701)		7,499,701

TOTAL INVESTMENTS – 103.8%
(Cost $204,706,341)		210,109,540

LIABILITIES LESS CASH AND OTHER ASSETS – (3.8)%		(7,764,969)

NET ASSETS – 100.0%		$202,344,571

8 | 2020 Semi-Annual Report to Stockholders

Sprott Focus Trust (continued)

[1]

Security (or a portion of the security) is on loan. As of June 30, 2020, the market value of securities loaned was $18,089,050. The loaned securities were secured with cash collateral of $7,499,701 and non-cash collateral with a value of $10,758,329. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semi-Annual Report to Stockholders | 9

Sprott Focus Trust	June 30, 2020 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Investments at value	$195,167,540
Repurchase agreements (at cost and value)	14,942,000
Cash	249
Receivable for dividends and interest	230,890
Receivable for securities lending income	4,399
Prepaid expenses and other assets	16,213
Total Assets	210,361,291
LIABILITIES:
Obligation to return securities lending collateral	7,499,701
Payable for investments purchased	207,385
Payable for investment advisory fee	166,114
Audit fees	21,262
Legal fees	33,948
Trustee fees	14,923
Administration fees	1,312
Accrued expenses	72,075
Total Liabilities	8,016,720
Net Assets	$202,344,571
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 29,202,909 shares outstanding (150,000,000 shares authorized)	$190,276,747
Distributable Earnings	12,067,824
Net Assets (net asset value per share $6.93)	$202,344,571
Investments (excluding repurchase agreements) at identified cost	$189,764,341
Non-cash collateral for securities on loan	$10,758,329

10 | 2020 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2020 (unaudited)

Statement of Operations

INVESTMENT INCOME:

INCOME:
Dividends	$3,220,954
Foreign withholding tax	(64,840)
Interest	3,892
Securities lending	27,859
Other income	3,425
Total Income	3,191,290
EXPENSES:
Investment advisory fees	1,001,395
Stockholders reports	36,392
Custody and transfer agent fees	34,097
Directors’ fees	17,952
Audit fees	18,498
Legal Fees	47,149
Administrative and office facilities	19,135
Other expenses	30,798
Total expenses	1,205,416
Expense reimbursement	(3,630)
Custody credit	(112)
Net expenses	1,201,674
Net Investment Income (loss)	1,989,616
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	9,709,176
Foreign currency transactions	(8,061)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(42,497,155)
Other assets and liabilities denominated in foreign currency	3,823
Net realized and unrealized gain (loss) on investments and foreign currency	(32,792,217)
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(30,802,601)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust	June 30, 2020 (unaudited)

Statement of Changes

	SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)	YEAR ENDED DEC. 31, 2019

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,989,616	$3,284,572
Net realized gain (loss) on investments and foreign currency	9,701,115	11,802,191
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(42,493,332)	43,121,715
Net increase (decrease) in net assets from investment operations	(30,802,601)	58,208,478
DISTRIBUTIONS:
Total Distributions	(6,438,008)	(12,800,963)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,262,738	8,166,065
Total capital stock transactions	4,262,738	8,166,065
Net increase (decrease) in Net Assets	(32,977,871)	53,573,580
NET ASSETS
Beginning of period	235,322,442	181,748,862
End of period	$202,344,571	$235,322,442

12 | 2020 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust	June 30, 2020 (unaudited)

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)	YEAR ENDED DEC. 31, 2019	YEAR ENDED DEC. 31, 2018	YEAR ENDED DEC. 31, 2017	YEAR ENDED DEC. 31, 2016	YEAR ENDED DEC. 31, 2015
Net Asset Value, Beginning of Period	$8.30	$6.69	$8.93	$8.07	$6.87	$8.26
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.07	0.12	0.17	0.09	0.14	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(1.18)	1.99	(1.67)	1.33	1.50	(1.02)
Total investment operations	(1.11)	2.11	(1.50)	1.42	1.64	(0.91)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—	(0.07)	(0.24)	(0.09)	(0.10)	(0.10)
Net realized gain on investments and foreign currency	—	(0.39)	(0.45)	(0.43)	(0.30)	(0.34)
Quarterly distributions[2]	(0.23)	—	—	—	—	—
Total distributions to Common Stockholders	(0.23)	(0.46)	(0.69)	(0.52)	(0.40)	(0.44)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)
Total capital stock transactions	(0.03)	(0.04)	(0.05)	(0.04)	(0.04)	(0.04)
Net Asset Value, End of Period	$6.93	$8.30	$6.69	$8.93	$8.07	$6.87
Market Value, End of Period	$5.90	$7.36	$5.78	$7.92	$6.94	$5.80
TOTAL RETURN:[3]
Net Asset Value	(12.67)%[4]	32.67%	(17.01)%	18.46%	24.83%	(11.12)%
Market Value	(16.16)%[4]	36.17%	(19.15)%	22.17%	27.16%	(14.74)%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%[5]	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.20%[5]	0.11%	0.24%	0.26%	0.28%	0.26%
Net expenses	1.20%[5]	1.11%	1.20%	1.20%	1.20%	1.19%
Expenses prior to balance credits	1.20%[5]	1.11%	1.24%	1.26%	1.28%	1.26%
Net investment income (loss)	1.98%[5]	1.57%	2.00%	1.11%	1.82%	1.41%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$202,345	$235,322	$181,749	$227,992	$197,306	$162,117
Portfolio Turnover Rate	20%	30%	31%	29%	35%	34%

[1]	Calculated using average shares outstanding during the period.
[2]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[3]

The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[4]	Not annualized.
[5]	Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2020 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust

Notes to Financial Statements

Organization:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

Summary of Significant Accounting Policies:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services- Investment Companies” and Accounting Standards Update 2013-08.

At June 30, 2020, officers, employees of Sprott, Fund directors, and other affiliates owned 41% of the Fund.

USE OF ESTIMATES:

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

14 | 2020 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

Level 3 –

significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2020 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$165,295,998	$22,371,841	$—	$187,667,839
Cash Equivalents	—	14,942,000	—	14,942,000
Securities Lending Collateral	7,499,701	—	—	7,499,701
Total	$172,795,699	$37,313,841	$—	$210,109,540

On June 30, 2020, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service. There were no transfers between levels for investments held at the end of the period.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2020 Semi-Annual Report to Stockholders | 15

Sprott Focus Trust

Notes to Financial Statements (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non- cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $112 for the period ended June 30, 2020.

CAPITAL STOCK:

The Fund issued 858,382 and 1,190,322 shares of Common Stock as reinvestments of distributions for the period ended June 30, 2020 and the year ended December 31, 2019, respectively.

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $1,001,395 to Sprott for the period ended June 30, 2020. Sprott reimbursed $3,630 of the Fund’s operating expenses for the period ended June 30, 2020.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the period ended June 30, 2020, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $38,584,521 and $38,655,724, respectively.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2020, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of June 30, 2020, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$18,089,050	$7,499,701	$10,758,329	$18,258,030

16 | 2020 Semi-Annual Report to Stockholders

Sprott Focus Trust

Notes to Financial Statements (continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2020.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$18,089,050	$—	$(18,089,050)	$—
(a)	Represents market value of loaned securities at period end.
(b)	The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2020, with a contractual maturity of overnight and continuous.

Market Disruption Risk:

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19), which can negatively impact the securities markets and cause a Fund to lose value.

The spread of COVID-19 has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. The impact of COVID-19 could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways.

The Manager will continue to monitor the impact of this pandemic on the operations, liquidity and financial position of the Fund. In addition, the Investment Manager has developed an operational response based on existing business continuity plans and on guidance from global health organisations, relevant governments, and general pandemic response best practices.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

2020 Semi-Annual Report to Stockholders | 17

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Year of Birth: 1958  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2021  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President of Sprott Inc. since January 2019; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since January 2017, Sprott Asset Management USA Inc., a registered investment adviser; Managing Director and Vice President of Royce & Associates, LLC, a registered investment adviser, from October 1991 to March 2015.

Michael W. Clark, Director

Year of Birth: 1959  |  Number of Funds Overseen: 4  |  Tenure: Director since 2015; Term expires 2022  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Year of Birth: 1962  |  Number of Funds Overseen: 4  |  Tenure: Director since 2015; Term expires 2020  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

Peyton T. Muldoon, Director

Year of Birth: 1969  |  Number of Funds Overseen: 4  |  Tenure: Director since 2017; Term expires 2020  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past 5 Years: Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).

James R. Pierce, Jr., Director

Year of Birth: 1956  |  Number of Funds Overseen: 4  |  Tenure: Director since 2015; Term expires 2021  |  Other Directorships: Board of the Sprott Funds Trust

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh, a global insurance brokerage and risk management firm, from 2006 to 2014.

Thomas W. Ulrich, President, Secretary, Chief Compliance Officer

Year of Birth: 1963  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Managing Director, Sprott Inc. group of companies (since January 2018); General Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

Varinder Bhathal, Treasurer

Year of Birth: 1971  |  Tenure: since 2017

Principal Occupation(s) During Past 5 Years: Controller and Director, Finance of Sprott Inc. (June 2007 to Dec 2015); Vice President, Finance of Sprott Inc. (Dec 2015 to Oct 2017); Managing Director, Corporate Finance and Investment Operations of Sprott Inc. (since Oct 2017); Chief Financial Officer of Sprott Capital Partners (since Oct 2016); Chief Financial Officer of Sprott Asset Management LP (since Dec 2018).

[1]

Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as President of Sprott, Inc., the parent company of Sprott Asset Management USA Inc., the Fund’s sub-adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2340.

18 | 2020 Semi-Annual Report to Stockholders

Board Approvals of Investment Advisory and Subadvisory Agreements

Board Approval of Investment Advisory and Subadvisory Agreements for Sprott Focus

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 5, 2020, in Darian, Connecticut, for purposes of, among other things, considering whether it would be in the best interests of the Fund and its stockholders for the Board to approve the existing Investment Advisory Agreement by and between the Fund and Sprott Asset Management L.P. and the existing Investment Subadvisory Agreement by and among the Fund, Sprott Asset Management L.P., and Sprott Asset Management USA Inc. (the “Subadvisory Agreement” and, together with the Investment Advisory Agreement, the “Agreements”).

In connection with the Board’s review of the Agreements, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Directors”) requested, and Sprott Asset Management L.P. (“Sprott Asset”) and Sprott Asset Management USA Inc. (“Sprott USA” and, together with Sprott Asset, the “Advisers”) provided the Board with, information about a variety of matters, including, without limitation, the following information:

•	nature, extent and quality of services to be provided by the Advisers, including background information on the qualifications and experience of key professional of the Advisers personnel that provide services to the Fund;
•	investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;
•	fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;
•	costs of the services provided, and profits realized by the Advisers;
•	and economies of scale.

In connection with the Board’s review of the Agreements, the Independent Directors considered the matters set forth above along with the following information:

•	Whitney George’s, the Fund’s portfolio manager, long portfolio management tenure with the Fund and its historical investment performance;
•	Mr. George’s significant ownership and, thus, stake in the Fund; and
•	the Advisers’ experience in managing pooled investment vehicles and accounts.

At the June 5, 2020 meeting, the Board and the Independent Directors determined that the continuation of the Agreements was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940 (the “1940 Act”) as well as under the general principles of state law in reviewing and approving advisory contracts; the fiduciary duty of investment advisers with respect to advisory agreements and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of each of the Agreements, the Independent Directors received materials in advance of the Board meeting from the Advisers. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangements by and among the Fund, Sprott Asset and Sprott USA are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided by Sprott Asset and Sprott USA

The Board considered the following factors to be of fundamental importance to its consideration of whether to approve the Agreements: (i) Mr. George’s long tenure as the portfolio manager of the Fund; (ii) Mr. George’s value investing experience and related track record; (iii) background information on the qualifications and experience of the Advisers’ senior management and the key professional personnel that provide services to the Fund; (iv) the Advisers’ experience in managing pooled investment vehicles and accounts and its related organizational capabilities; and (v) the financial soundness of Sprott Inc., each Adviser’s ultimate parent company, including the cash infusion into the company after the proposed sale of one of its business units. The Board noted and took into account how well both the Adviser and Sub-Adviser continued to operate, with no diminishment of services, during the COVID-19 crisis.

Investment Performance

The Board noted that the Fund had a very positive year in 2019. For the 1-year period ended December 31, 2019, the Fund was up 32.67%, outperforming its benchmark, the Russell 3000 Index, which was up 31.02%. The Board was also provided with information about adviser-selected peer funds, which as a group were up 34.50% for the same period, and a fund ratings peer group provided by an unaffiliated company, which were up 28.01% for the same period. The Board also considered that the fact that the Fund had performed well over a longer period. It found that

2020 Semi-Annual Report to Stockholders | 19

Board Approvals of Investment Advisory and Subadvisory Agreements (continued)

the Fund’s average annual return since its inception on November 1, 1996, was 9.49%, outperforming the Russell 3000 return of 8.91% for the same period and outperforming the adviser-selected peer group average of 8.13% for the same period and a fund ratings peer group provided by an unaffiliated company, which was up 8.86% for the same period.

The Board also noted the disciplined and long-term investment approach of Sprott USA and its portfolio manager, which has worked to the Fund’s advantage in other market conditions.

Although the Board recognized that past performance is not necessarily an indicator of future results, it found that Mr. George, Sprott Asset, and Sprott USA had the necessary qualifications, experience and track record to manage the Fund. In light of the foregoing, the Directors determined that Sprott Asset continued to be the appropriate investment adviser for the Fund and that Sprott USA continue to be the appropriate investment sub-adviser for the Fund.

Fees and Expenses

The Board discussed with the Advisers the level of the advisory fee for the Fund relative to comparable funds. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio and compared it to the Fund’s peers. The Fund’s 1.00% advisory fee was the same as two of the four peer closed-end funds and its net expense ratio of 1.11% was lower than each of the four peer funds’ net expense ratios. The Board noted that the fees were within range of closed-end funds with similar investment objectives and strategies. It also noted that each of the peer funds had greater assets in the Fund, including certain peer funds with significantly greater assets.

Profitability

The Board reviewed the Advisers’ profitability, noting that the Advisers’ earned a healthy profit from managing the Fund. The Board discussed that the profit was not unreasonable when considering the resources devoted to implementing the Fund’s investment strategy, and the quality of the Fund’s personnel.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

It was noted that no single factor was cited as determinative to the decision of the Directors. Rather, after weighing all of the considerations and conclusions discussed above, the entire Board, including all of the Independent Directors, approved the Investment Advisory Agreement and the Subadvisory Agreement, concluding that having the Fund continue to receive services from the Advisers under the Agreements was in the best interest of the stockholders of the Fund and that the investment advisory fee rate was reasonable in relation to the services provided.

20 | 2020 Semi-Annual Report to Stockholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at June 30, 2020, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2020 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

2020 Semi-Annual Report to Stockholders | 21

Notes to Performance and Other Important Information (continued)

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website (www.sprottfocustrust.com) approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted.

22 | 2020 Semi-Annual Report to Stockholders

www.sprott.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits. Attached hereto.

(a)(1) Not applicable to this semi-annual report

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich
President

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Thomas W. Ulrich	By:	/s/ Varinder Bhathal
	Thomas W. Ulrich		Varinder Bhathal
	(Principal Executive Officer)		(Principal Financial Officer)

Date: August 28, 2020		Date: August 28, 2020